Exhibit 10.1.13
FOURTEENTH AMENDMENT TO THE
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF
THE MACERICH PARTNERSHIP, L.P.
THIS FOURTEENTH AMENDMENT (the "Amendment") TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT DATED AS OF MARCH 16, 1994, AMENDED AS OF AUGUST 14, 1995, FURTHER AMENDED AS OF JUNE 27, 1997, FURTHER AMENDED AS OF NOVEMBER 16, 1997, FURTHER AMENDED AS OF FEBRUARY 25, 1998, FURTHER AMENDED AS OF FEBRUARY 26, 1998, FURTHER AMENDED AS OF JUNE 17, 1998, FURTHER AMENDED AS OF DECEMBER 23, 1998, FURTHER AMENDED AS OF NOVEMBER 9, 2000, FURTHER AMENDED AS OF JULY 26, 2002, FURTHER AMENDED AS OF OCTOBER 26, 2006, FURTHER AMENDED AS OF MARCH 16, 2007, FURTHER AMENDED AS OF APRIL 30, 2009 AND FURTHER AMENDED AS OF OCTOBER 29, 2009 (the "Agreement") OF THE MACERICH PARTNERSHIP, L.P. (the "Partnership") is dated effective as of April 14, 2021. All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Agreement.
WHEREAS, Section 12.l(b)(iv) of the Agreement permits The Macerich Company, the general partner of the Partnership (the "General Partner"), without the consent of the Limited Partners, to amend the Agreement, among other things, to reflect a change that does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity with respect to, correct or supplement any provision in the Agreement not inconsistent with law or other provisions thereunder;
WHEREAS, the General Partner has made the determination pursuant to Section 12.1(b)(iv) of the Agreement that consent of the Limited Partners of the Partnership is not required with respect to the matters set forth in this Amendment;
WHEREAS, all things necessary to make this Amendment a valid agreement of the Partnership have been done; and
WHEREAS, the General Partner desires by this Amendment to amend the Agreement as of the date hereof.
NOW, THEREFORE, pursuant to the authority granted to the General Partner under the Agreement, and in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner hereby amends the Agreement as follows:
1. Amendment to the Agreement
The General Partner, as general partner of the Partnership and as attorney-in-fact for its Limited Partners, hereby amends the Agreement as follows:
a) Section 8.1 is hereby amended by deleting the following sentence in its entirety:

“The General Partner shall not encumber or pledge its Partnership Interest, whether held in its capacity as a General Partner or a Limited Partner except in connection with obtaining any loan the proceeds of which are to be advanced to the Partnership as a Funding Loan.”
and replacing it with the following:
“The General Partner shall not encumber or pledge its Partnership Interest, whether held in its capacity as a General Partner or a Limited Partner, except in connection with (1) obtaining any loan or financing or (2) the issuance of any notes or similar debt instrument, in each case, the proceeds of which are to be (x) advanced to the Partnership as a Funding Loan or Preferred Investment or (y) received directly by the Partnership or any of its subsidiaries.”
b) Section 3.4 is hereby amended by adding the following sentence as the final sentence in such section:
“For the avoidance of doubt, nothing herein prohibits the General Partner from guaranteeing any indebtedness of the Partnership or any of its subsidiaries.”
2. Continuation of the Agreement
The Agreement and this Amendment shall be read together and shall have the same force and effect as if the provisions of the Agreement and this Amendment were contained in one document. Any provisions of the Agreement not amended by this Amendment shall remain in full force and effect as provided in the Agreement immediately prior to the date hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the date first above written.
GENERAL PARTNER:
THE MACERICH COMPANY

By: /s/ Ann C. Menard
Name: Ann C. Menard
Title: Senior Executive Vice President, Chief Legal Officer and Secretary

FOURTEENTH AMENDMENT TO THE
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF
THE MACERICH PARTNERSHIP, L.P.